As filed with the Securities and Exchange Commission on March 10, 2011

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  811-07959

Advisors Series Trust
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Douglas G. Hess, President
Advisors Series Trust
c/o U.S. Bancorp Fund Services, LLC
777 East Wisconsin Avenue, 5th Floor
Milwaukee, WI 53202
(Name and address of agent for service)

(414) 765-6609
(Registrant's telephone number, including area code)

Date of fiscal year end: June 30, 2011

Date of reporting period: December 31, 2010

Item 1. Reports to Stockholders.

Davidson Multi-Cap Equity Fund
Semi-Annual Report
December 31, 2010

Dear Shareholder:

The U.S stock market recovery was in full swing during the second half of 2010.  The Russell 3000R Index, the benchmark for your Fund, returned 24.46% for the second half and finished the year up 16.93%.  A the Federal Reserve’s second round of quantitative easing and continued earnings growth were the primary drivers of this performance, in our opinion.  The Class A shares (with load) of the Fund lagged the Russell 3000 Index for the six month period ending December 31, 2010, with a total return of 18.91% with the up-front sales load, but outperformed with the load waived, generating a total return of 25.19%.  The Class C shares (with load) of the Fund generated a total return of 23.74% over the same time period with the back-end sales load, and 24.74% with the load waived.

There were several issues that impacted the Fund’s performance during the six-month time period. our investments in TCF Financial, Cisco Systems, Best Buy and Redwood Trust were detractors of performance. TCF Financial lagged due to concerns the Durbin Amendment will have on the bank’s debit fee revenue.  The Durbin Amendment negatively impacts TCF Financial’s fee revenue because it limits the price the bank can charge on its debit transactions.  The management of Cisco Systems reduced their fiscal year 2011 outlook due to a reduction in demand from European and state & municipal governments as well as a steep drop-off in the demand for cable set-top boxes. Best Buy, along with the rest of the consumer electronics industry, is suffering from a decline in demand for high-end TVs as well as from a less profitable product mix.  Redwood Trust is lagging due to the delay in the return of the agency mortgage-backed securities market.  As always, we have thoroughly reviewed our investment rationale for each of these companies and remain confident that they should eventually contribute to the portfolio’s long-term performance with one exception, TCF Financial.  Therefore, we sold the Fund’s investment in TCF Financial during the first quarter of 2011.  On a positive note, the Fund had several significant portfolio during the second quarter of 2010, Ford Motor Company, Qualcomm, and Intuit were among the Fund’s leading contributors during this time period due to higher demand for their products and improving prospects.

Over the past six months, our strategy has not changed.  We continue to position the fund to take advantage of the continuing economic recovery.  We seek to accomplish this goal by having a larger relative weight in small and mid-sized companies within the portfolio, which we assume will perform better during an economic recovery.  Nevertheless, we made some changes to the portfolio with the intention of improving the portfolio’s risk-adjusted return potential.  We sold our investments in Transocean, Genzyme, Frontier Communications and Costco Wholesale during the six-month time period.  Specifically, we replaced our investment in same industry, Pride International.  We sold our investments in Genzyme and Costco Wholesale based on valuation; and finally, we sold our investment in Frontier Communications, a spin-out from our investment in Verizon Communications, because the company did not fit our investment criteria.  In addition, we added Cerner Corporation and Starwood Property Trust to the portfolio.  Cerner is a healthcare IT company, which we believe will benefit from the growing electronic medical records market.  Starwood Property Trust is a commercial REIT specializing in commercial real estate finance. Starwood is a relatively new company without any legacy commercial real estate portfolio issues that have troubled others in its industry.  We believe the company should benefit from an within the commercial mortgage market.  In general, we increased the portfolio’s exposure to financial companies from a segment underrepresented within the portfolio relative to the market last year to one in line with the broader market today. We made the shift because we believe the risks within the sector have become more defined may offer ample potential reward due to attractive valuations.

As we close out 2010 and look ahead to the upcoming year, we foresee a continuing economic recovery in the U.S.  Recently reported results and future guidance from many companies support this view.  However, we continue to believe that this recovery will be less robust than those in the past due to continued de-leveraging and high unemployment. Consequently, we favor smaller and mid-sized companies, which we anticipate will increase revenue and earnings at a pace faster than the overall market and the economy.  Overall, we believe that your Fund is well positioned as 2011 unfolds.  We thank you for your trust in Davidson Investment Advisors and the Davidson Multi-Cap Equity Fund.

Sincerely,

Andrew I. Davidson President
Davidson Investment Advisors, Inc.

Must be preceded or accompanied by a prospectus.

Past performance does not guarantee future results.

Mutual fund investing involves risk. Principal loss is possible. Small- and medium capitalization companies tend to have limited liquidity and greater price volatility than large-capitalization companies. Growth stocks typically are more volatile than value stocks; however, value stocks have a lower expected growth rate in earnings and sales. The Fund invests in foreign securities which involve political, economic and currency risks, greater volatility and differences in accounting methods. Because the Fund may invest in ETFs, it is subject to additional risks that do not apply to conventional mutual funds, including the risks that the market price of an ETFs shares may trade at a discount to its net asset value (“NAV”), an active secondary trading market may not develop or be maintained, or trading may be halted by the exchange in which they trade, which may impact a fund’s ability to sell its shares. The Fund will bear its shares of the fees and expenses of the underlying funds. Shareholders will pay higher expenses than would be the case if making direct investments in the underlying ETFs. The Fund may also use options and future contracts, which have the risks of unlimited losses of the underlying holdings due to unanticipated market movements and failure to correctly predict the direction of securities prices, interest rates and currency exchange rates. The investment in options is not suitable for all investors.

The Russell 3000 Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market. It is not possible to invest directly in an index.

Fund holdings and/or sector allocations are subject to change at any time and are not recommendations to buy or sell any security. Please refer to the Schedule of Investments for a complete listing of fund holdings. Current and future portfolio holdings are subject to risk.

The opinions expressed in this letter are those of the fund manager, are subject to change, are not guaranteed, and should not be considered recommendations to buy or sell any security.

The Davidson Fund is distributed by Quasar Distributors, LLC.

Davidson Multi-Cap Equity Fund
Expense Example at December 31, 2010 (Unaudited)

Shareholders in mutual funds generally incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested in both Class A and Class C at the beginning of the period and held for the entire period (7/1/10 - 12/31/10).

Actual Expenses
The first line of the tables below provides information about actual account values and actual expenses, with actual next expenses being limited to 1.15% and 1.90% per the advisory agreement for Class A and Class C, respectively. The Example below includes, but is not limited to, management fees, fund accounting, custody and transfer agent fees. However, the example below does not include portfolio trading commissions and related expenses.  In addition, you will be assessed fees for outgoing wire transfers, returned checks, and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent. You may use the information in the first line of the tables, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line of the tables below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and will not help you determine the relative total costs of owning different funds, as they may charge transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the tables is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Class A
	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
	7/1/10	12/31/10	7/1/10 - 12/31/10

Actual	$1,000.00	$1,251.90	$6.53
Hypothetical (5% return	$1,000.00	$1,019.41	$5.85
before expenses)

*Expenses are equal to the Fund’s annualized expense ratio of 1.15%  multiplied by the average account value over the period, multiplied by 184 (days in most recent fiscal half-year)/365 days to reflect the one-half year expense.

Davidson Multi-Cap Equity Fund
Expense Example at December 31, 2010 (Unaudited), continued

Class C
	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
	7/1/10	12/31/10	7/1/10 - 12/31/10

Actual	$1,000.00	$1,247.40	$10.76

Hypothetical (5% return	$1,000.00	$1,015.63	$9.65
before expenses)
*Expenses are equal to the Fund’s annualized expense ratio of 1.90%, multiplied by the average account value over the period, multiplied by 184 (days in most recent fiscal half-year)/365 days to reflect the one-half year expense.

Davidson Multi-Cap Equity Fund
Sector Allocation of Portfolio Assets - December 31, 2010 (Unaudited)

Percentages represent market value as a percentage of total investments.

Davidson Multi-Cap Equity Fund
Schedule of Investments
December 31, 2010 (Unaudited)

Shares	COMMON STOCKS - 97.87%	Value

	Activities Related to Credit Intermediation - 1.54%
23,435	Starwood Property Trust, Inc.	$503,383
	Aerospace Product and Parts Manufacturing - 1.99%
8,240	United Technologies Corp.	648,653
	Agencies, Brokerages, and Other Insurance Related Activities - 2.13%
21,405	Principal Financial Group, Inc.	696,947
	Basic Chemical Manufacturing - 1.55%
5,310	Praxair, Inc.	506,946
	Beverage Manufacturing - 1.68%
8,375	PepsiCo, Inc.	547,139
	Communications Equipment Manufacturing - 3.78%
26,810	Cisco Systems, Inc. (a)	542,366
14,000	QUALCOMM, Inc.	692,860
		1,235,226

	Computer and Peripheral Equipment Manufacturing - 4.43%
2,225	Apple, Inc. (a)	717,696
4,960	International Business Machines Corp.	727,930
		1,445,626

	Computer Systems Design and Related Services - 1.54%
5,315	Cerner Corp. (a)	503,543
	Couriers and Express Delivery Services - 1.87%
6,575	FedEx Corp.	611,541
	Data Processing, Hosting, and Related Services - 2.05%
11,435	Fiserv, Inc. (a)	669,634
	Depository Credit Intermediation - 8.16%
17,345	JPMorgan Chase & Co.	735,775
15,215	State Street Corp.	705,063
33,735	TCF Financial Corp.	499,616
23,380	Wells Fargo & Co.	724,546
		2,665,000

The accompanying notes are an integral part of these financial statements.

Davidson Multi-Cap Equity Fund
Schedule of Investments
December 31, 2010 (Unaudited)

Shares	COMMON STOCKS - 97.87%	Value

	Electric Lighting Equipment Manufacturing - 2.00%
11,185	Cooper Industries PLC (b)	$651,974
	Electric Power Generation, Transmission and Distribution - 1.51%
16,470	Black Hills Corp.	494,100
	Electronics and Appliance Stores - 1.56%
14,810	Best Buy Co., Inc.	507,835
	Engine, Turbine, and Power Transmission Equipment Manufacturing - 1.85%
32,955	General Electric Co.	602,747
	Grain and Oilseed Milling - 1.51%
16,445	Archer-Daniels-Midland Co.	494,666
	Health and Personal Care Stores - 3.13%
8,430	Medco Health Solutions, Inc. (a)	516,506
12,980	Walgreen Co.	505,701
		1,022,207

	Insurance Carriers - 2.06%
14,890	StanCorp Financial Group, Inc.	672,135
	Jewelry, Luggage, and Leather Goods Stores - 2.06%
11,805	Blue Nile, Inc. (a)	673,593
	Medical and Diagnostic Laboratories - 1.82%
6,745	Laboratory Corporation of America Holdings (a)	593,020
	Medical Equipment and Supplies Manufacturing - 3.62%
6,880	3M Co.	593,744
6,945	Becton, Dickinson & Co.	586,991
		1,180,735

	Motor Vehicle Manufacturing - 1.46%
28,460	Ford Motor Co. (a)	477,843
	Natural Gas Distribution - 1.84%
11,445	Sempra Energy	600,634
	Newspaper, Periodical, Book, and Directory Publishers - 1.74%
15,635	McGraw-Hill Companies, Inc.	569,270

The accompanying notes are an integral part of these financial statements.

Davidson Multi-Cap Equity Fund
Schedule of Investments
December 31, 2010 (Unaudited)

Shares	COMMON STOCKS - 97.87%	Value

	Office Furniture (including Fixtures) Manufacturing - 2.20%
28,345	Herman Miller, Inc.	$717,128
	Oil and Gas Extraction - 5.43%
11,530	Baker Hughes, Inc.	659,170
6,920	Devon Energy Corp.	543,289
15,440	Marathon Oil Corp.	571,743
		1,774,202

	Other Electrical Equipment and Component Manufacturing - 1.59%
7,145	Energizer Holdings, Inc. (a)	520,870
	Other Information Services - 1.95%
1,070	Google, Inc. - Class A (a)	635,548
	Other Investment Pools and Funds - 1.99%
43,460	Redwood Trust, Inc.	648,858
	Other Telecommunications - 1.80%
13,145	NII Holdings, Inc. (a)	587,056
	Petroleum and Coal Products Manufacturing - 3.98%
9,075	Exxon Mobil Corp.	663,564
35,270	Frontier Oil Corp.	635,213
		1,298,777

	Pharmaceutical and Medicine Manufacturing - 3.08%
9,130	Amgen, Inc. (a)	501,237
13,960	Gilead Sciences, Inc. (a)	505,910
		1,007,147

	Residential Building Construction - 1.72%
47,130	D.R. Horton, Inc.	562,261
	Resin, Synthetic Rubber, and Artificial Synthetic Fibers and
	Filaments Manufacturing - 2.12%
13,875	E.I. du pont de Nemours & Co.	692,085
	Scientific Research and Development Services - 1.51%
18,225	Pharmaceutical Product Development, Inc.	494,626

The accompanying notes are an integral part of these financial statements.

Davidson Multi-Cap Equity Fund
Schedule of Investments
December 31, 2010 (Unaudited)

Shares	COMMON STOCKS - 97.87% , continued	Value

	Soap, Cleaning Compound, and Toilet Preparation Manufacturing - 3.14%
6,620	Church & Dwight Co., Inc.	$456,912
7,045	Estee Lauder Companies, Inc. - Class A	568,532
		1,025,444

	Software Publishers - 4.92%
19,995	Ariba, Inc. (a)	469,683
12,355	Intuit (a)	609,101
12,040	MICRO Systems, Inc. (a)	528,074
		1,606,858

	Support Activities for Mining - 1.75%
17,270	Pride International, Inc. (a)	569,910
	Wired Telecommunications Carriers - 3.81%
10,920	Time Warner Cable, Inc.	721,048
14,575	Verizon Communications, Inc.	521,493
		1,242,541

	TOTAL COMMON STOCKS (Cost $26,317,857)	31,957,708

Shares	SHORT-TERM INVESTMENTS - 1.95%	Value

637,314	Fidelity Institutional Government Portfolio - Class I, 0.02% (c)	637,314
	TOTAL SHORT-TERM INVESTMENTS (Cost $637,314)	637,314

	TOTAL INVESTMENTS IN SECURITIES (Cost $26,955,171) - 99.82%	32,595,022
	Other Assets in Excess of Liabilities - 0.18%	57,575
	NET ASSETS - 100.00%	$32,652,597

(a)	Non-income producing security.
(b)	U.S. traded security of a foreign issuer.
(c)	Rate shown is the 7-day yield as of December 31, 2010.

The accompanying notes are an integral part of these financial statements.

Davidson Multi-Cap Equity Fund
STATEMENT OF ASSETS AND LIABILITIES at December 31, 2010 (Unaudited)

ASSETS
Investments in securities, at value (identified cost $26,955,171)	$32,595,022
Receivables
Fund shares sold	242,025
Dividends and interest	39,725
Prepaid expenses	16,094
Total assets	32,892,866

LIABILITIES
Payables
Investment securities purchased	162,850
12b-1 fees	33,690
Audit fees	9,542
Transfer agent fees and expenses	7,093
Custody fees	7,089
Fund accounting fees	6,215
Shareholder reporting	5,589
Advisory fees	3,528
Administration fees	3,135
Chief Compliance Officer fee	1,538
Total liabilities	240,269

NET ASSETS	$32,652,597

CALCULATION OF NET ASSET VALUE PER SHARE
Class A
Net assets applicable to shares outstanding	$24,218,156
Shares issued and outstanding [unlimited number of shares (par value
$0.01) authorized]	1,548,182
Net asset value and redemption price per share	$15.64
Maximum offering price per share (Net asset value per share divided
by 95.00%)	$16.46

Class C
Net assets applicable to shares outstanding	$8,434,441
Shares issued and outstanding [unlimited number of shares (par value
$0.01) authorized]	544,371
Net asset value and offering price per share (Note 1)	$15.49

The accompanying notes are an integral part of these financial statements.

Davidson Multi-Cap Equity Fund
STATEMENT OF ASSETS AND LIABILITIES - Continued (Unaudited)

COMPONENTS OF NET ASSETS
Paid-in capital	$26,806,666
Undistributed net investment income	16,205
Accumulated net realized gain on investments	189,875
Net unrealized appreciation on investments	5,639,851
Net assets	$32,652,597

The accompanying notes are an integral part of these financial statements.

Davidson Multi-Cap Equity Fund
STATEMENT OF OPERATIONS For the six months ended December 31, 2010 (Unaudited)

INVESTMENT INCOME
Dividends	$230,087
Interest	195
Total investment income	230,282

Expenses
Advisory fees (Note 4)	90,726
Distribution fees - Class A (Note 5)	26,271
Distribution fees - Class C (Note 5)	34,494
Transfer agent fees and expenses (Note 4)	27,301
Administration fees (Note 4)	20,669
Fund accounting fees (Note 4)	19,217
Custody fees (Note 4)	11,875
Registration fees	11,744
Audit fees	9,542
Legal fees	6,967
Chief Compliance Officer fee (Note 4)	4,538
Reports to shareholders	4,449
Trustee fees	3,386
Insurance expense	1,834
Other expenses	2,398
Total expenses	275,411
Less: advisory fee waiver (Note 4)	(89,025)
Net expenses	186,386
Net investment income	43,896

REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net realized gain on investments	252,677
Net change in unrealized appreciation on investments	5,920,375
Net realized and unrealized gain on investments	6,173,052
Net Increase in Net Assets Resulting from Operations	$6,216,948

The accompanying notes are an integral part of these financial statements.

Davidson Multi-Cap Equity Fund
STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended	Year Ended
	December 31, 2010	June 30, 2010
	(Unaudited)
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment income	$$43,896	$17,315
Net realized gain on investments	252,677	247,240
Net change in unrealized appreciation on investments	5,920,375	505,611
Net increase in net assets resulting from operations	6,216,948	770,166

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income
Class A	(27,691)	(44,012)
Class C	-	(5,739)
From net realized gain on investments
Class A	(4,142)	-
Class C	(1,456)	-
Total distributions to shareholders	(33,289)	(49,751)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from net change in outstanding shares (a)	3,357,417	12,924,699

Total increase in net assets	9,541,076	13,645,114

NET ASSETS
Beginning of period	23,111,521	9,466,407
End of period	$32,652,597	$23,111,521

Undistributed net investment income at end of period investment	$$16,205	$-

(a) A summary of share transactions is as follows:

	Class A
	Six Months Ended
	December 31, 2010		Year Ended
	(Unaudited)		June 30, 2010
	Shares	Paid-in Capital	Shares	Paid-in Capital
Shares sold	157,486	$2,219,438	621,482	$8,054,691
Shares issued on reinvestments of distributions	2,005	31,362	3,332	43,086
Shares redeemed	(43,779)	(611,884)	(46,191)	(605,661)
Net increase	115,712	$1,638,916	578,623	$7,492,116

The accompanying notes are an integral part of these financial statements.

Davidson Multi-Cap Equity Fund
STATEMENTS OF CHANGES IN NET ASSETS, continued

	Class C
	Six Months Ended
	December 31, 2010		Year Ended
	(Unaudited)		June 30, 2010
	Shares	Paid-in Capital	Shares	Paid-in Capital
Shares sold	138,362	$1,880,459	435,415	$5,673,829
Shares issued on reinvestments of distributions	92	1,427	404	5,209
Shares redeemed	(11,717)	(163,385)	(18,185)	(246,455)
Net increase	126,737	1,718,501	417,634	5,432,583

* Commencement of operations.

The accompanying notes are an integral part of these financial statements.

Davidson Multi-Cap Equity Fund
FINANCIAL HIGHLIGHTS - Class A
For a share outstanding throughout each period

	Six Months Ended		Year Ended	August 11, 2008*
	December 31, 2010		June 30, 2010	through
	(Unaudited)			June 30, 2009

Net asset value, beginning of period	$12.51		$11.09	$15.00

Income investment operations:
Net investment income	0.03		0.03 ^	0.10	^
Net and unrealized gain (loss) on investments	3.12		1.43	(3.96)
Total from investment operations	3.15		1.46	(3.86)

Less distributions:
From net investment income	(0.02)		(0.04)	(0.05)
From net realized gain on investments	(0.00	)#	-	-
Total distributions	(0.02)		(0.04)	(0.05)

Redemption fees retained	-		-	0.00	^#

Net asset value, end of period	$15.64		$12.51	$11.09

Total return	25.19	%‡	13.13%	-25.72	%‡

Ratios/supplemental data: data:
Net assets, end of period (thousands)	$24,218		$17,922	$9,466
Ratio of expenses to average net assets:
Before expense reimbursement	1.79	%†	2.17%	3.51	%†
After expense reimbursement	1.15	%†	1.15%	1.15	%†
Ratio of net investment income/(loss) to average net assets:
Before expense reimbursement	-0.14	%†	-0.82%	-1.33	%†
After expense reimbursement	0.50	%†	0.20%	1.03	%†
Portfolio turnover rate	9.27	%‡	16.78%	22.58	%‡

*	Commencement of operations. of operations. numbers have been calculated using the average shares method.
^	Per share numbers have been calculated using the average shares method. is less than $0.01. # Amount is less than $0.01.
‡	Not annualized.
†	Annualized.

The accompanying notes are an integral part of these financial statements.

Davidson Multi-Cap Equity Fund
FINANCIAL HIGHLIGHTS - Class C
For a share outstanding throughout each period

	Six Months Ended		July 1, 2009*
	December 31, 2010		through
	(Unaudited)		June 30, 2010

Net asset value, beginning of period	$12.42		$11.17

Income from investment operations:
Net investment loss	(0.02)		(0.07)
Net realized and unrealized gain on investments	3.09		1.35
Total from investment operations	3.07		1.28

Less distributions:
From net investment income	-		(0.03)
From net realized gain on investments	(0.00	)#	-
Total distributions	(0.00	)#	(0.03)

Net asset value, end of period	$15.49		$12.42

Total return	24.74	%‡	11.45	%‡

Ratios/supplemental data:
Net assets, end of period (thousands)	$8,434		$5,189
Ratio of expenses to average net assets:
Before expense reimbursement	2.53	%†	2.86	%†
After expense reimbursement	1.90	%†	1.90	%†
Ratio of net investment loss to average net assets:
Before expense reimbursement	-0.87	%†	-1.50	%†
After expense reimbursement	-0.24	%†	-0.54	%†
Portfolio turnover rate	9.27	%‡	16.78	%‡

*	Commencement of operations.
^	Per share numbers have been calculated using the average shares method. # Amount is less than $0.01.
‡	Not annualized.
†	Annualized.

The accompanying notes are an integral part of these financial statements.

Davidson Multi-Cap Equity Fund
NOTES TO FINANCIAL STATEMENTS at December 31, 2010 (Unaudited)

NOTE 1 - ORGANIZATION

The Davidson Multi-Cap Equity Fund (the “Fund”) (formerly named Davidson Multi-Cap Core Fund) is a diversified series of Advisors Series Trust (the “Trust”), which is registered under the Investment Company Act of 1940 as an open-end management investment company. The Fund’s investment objective is to seek long term capital appreciation.  The Fund currently offers Class A shares and Class C shares. Class A shares are subject to a maximum sales load of 5.00%, which decreases depending on the amount invested. U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent, will assess Class C redemptions a 1% Contingent Deferred Sales Charge on Fund shares held for one year or less, unless the dealer of record waived its commission. The Fund's Class A shares and Class C shares commenced operations on August 11, 2008 and July 1, 2009, respectively.

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with accounting principles generally accepted in the United States of America.

A.	Security Valuation: All investments in securities are recorded at their estimated fair value, as described in note 3.

B.
Federal Income Taxes:  It is the Fund’s policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income or excise tax provision is required.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities.  Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years 2007 – 2009, or expected to be taken in the Fund’s 2010 tax return.  The Fund identifies its major tax jurisdictions as U.S. Federal and the state of Arizona; however the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

C.
Securities Transactions, Income and Distributions:  Securities transactions are accounted for on the trade date. Realized gains and losses on securities sold are determined on a first-in, first-out basis.  Interest income is recorded on an accrual basis.  Dividend income and distributions to shareholders are recorded on the ex-dividend date.  Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

The Fund distributes substantially all net investment income, if any, and net realized capital gains, if any, annually.  The amount of dividends and distributions to shareholders from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which differs from accounting principles generally accepted in the United States of America.  To the extent these book/tax differences are permanent, such amounts are reclassified within the capital accounts based on their Federal tax treatment.

D.
Use of Estimates:  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets during the reporting period.  Actual results could differ from those estimates.

Davidson Multi-Cap Equity Fund
NOTES TO FINANCIAL STATEMENTS at December 31, 2010, continued

E.
Reclassification of Capital Accounts:  Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share.

F.
Redemption Fees: The Fund charges a 1.00% redemption fee to shareholders who redeem shares held for 7 days or less. Such fees are retained by the Fund and accounted for as an addition to paid-in capital. During the six months ended December 31, 2010, the Fund retained no redemption fees.

G.
Events Subsequent to the Fiscal Period End:  In preparing the financial statements as of December 31, 2010, management considered the impact of subsequent events for potential recognition or disclosure in the financial statements.

NOTE 3 – SECURITIES VALUATION

The Fund has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion in changes in valuation techniques and related inputs during the period and expanded disclosure of valuation levels for major security types.  These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.
Level 2 –
Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

Following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis.

Equity Securities - The Fund’s investments are carried at fair value. Securities that are primarily traded on a national securities exchange shall be valued at the last sale price on the exchange on which they are primarily traded on the day of valuation or, if there has been no sale on such day, at the mean between the bid and asked prices.  Securities primarily traded in the NASDAQ Global Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price (“NOCP”).  If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices.  Over-the-counter securities which are not traded in the NASDAQ Global Market System shall be valued at the most recent sales price.  Investments in other mutual funds are valued at their net asset value per share.  To the extent, these securities are actively traded and valuation adjustments are not applied, they are categorized in level 1 of the fair value hierarchy.

Davidson Multi-Cap Equity Fund
NOTES TO FINANCIAL STATEMENTS at December 31, 2010, continued

Securities for which market quotations are not readily available or if the closing price does not represent fair value, are valued following procedures approved by the Board of Trustees.  These procedures consider many factors, including the type of security, size of holding, trading volume and news events.  Depending on the relative significance of the valuation inputs, these securities may be classified in either level 2 or level 3 of the fair value hierarchy.

Short-Term Notes - Short-term notes having a maturity of less than 60 days are valued at amortized cost, which approximates market value.  To the extent the inputs are observable and timely, these securities would be classified in level 2 of the fair value hierarchy.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.  The following is a summary of the inputs used to value the Fund’s securities as of December 31, 2010:

	Level 1	Level 2		Level 3	Total
Equity
Construction	$562,261		$-	$-	$562,261
Finance and Insurance	5,186,322		-	-	5,186,322
Health Care and Social
Assistance	593,020		-	-	593,020
Information	5,310,907		-	-	5,310,907
Manufacturing	13,712,176		-	-	13,712,176
Mining	1,684,942		-	-	1,684,942
Professional, Scientific
and Technical Services	998,170		-	-	998,170
Retail Trade	2,203,635		-	-	2,203,635
Transportation and
Warehousing	611,541		-	-	611,541
Utilities	1,094,734		-	-	1,094,734
Total Equity	31,957,708		-	-	31,957,708

Short-Term Investments	637,314		-	-	637,314

Total Investments in
Securities	$32,595,022	$		$-	$32,595,022

There were no significant transfers into and out of Levels 1and 2 during the current period presented.

See the Fund’s Schedule of Investments for additional detail.

Davidson Multi-Cap Equity Fund
NOTES TO FINANCIAL STATEMENTS at December 31, 2010, continued

New Accounting Pronouncement - In January 2010, the Financial Accounting Standards Board issued Accounting Standards Update, Fair Value Measurements and Disclosures (Topic 820): Improving Disclosures about Fair Value Measurements, which provides guidance on how investment securities are to be valued and disclosed. Specifically, the amendment requires reporting entities to disclose purchases, sales, issuances and settlements on a gross basis in the Level 3 rollforward rather than as one net number. The effective date of the amendment is in for interim and annual periods beginning after December 15, 2010. At this time, the Fund is evaluating the implications of the update and the impact to the financial statements.

NOTE 4 - INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

For the six months ended December 31, 2010, Davidson Investment Advisors, Inc. (the “Advisor”) provided the Fund with investment management services under an Investment Advisory Agreement. The Advisor furnished all investment advice, office space, facilities, and provides most of the personnel needed by the Fund. As compensation for its services, the Advisor is entitled to a monthly fee at the annual rate of 0.65% based upon the average daily net assets of the Fund. For the six months ended December 31, 2010, the Fund incurred $90,726 in advisory fees.

The Fund is responsible for its own operating expenses. The Advisor has agreed to reduce fees payable to it by the Fund and to pay Fund operating expenses to the extent necessary to limit the Fund’s Class A and Class C aggregate annual operating expenses to 1.15% and 1.90%, respectively, of average daily net assets. Any such reduction made by the Advisor in its fees or payment of expenses which are the Fund’s obligation are subject to reimbursement by the Fund to the Advisor, if so requested by the Advisor, in subsequent fiscal years if the aggregate amount actually paid by the Fund toward the operating expenses for such fiscal year (taking into account the reimbursement) does not exceed the applicable limitation on Fund expenses. The Advisor is permitted to be reimbursed only for fee reductions and expense payments made in the previous three fiscal years.  Any such reimbursement is also contingent upon Board of Trustees review and approval at the time the reimbursement is made. Such reimbursement may not be paid prior to the Fund’s payment of current ordinary operating expenses.  For the six months ended December 31, 2010, the Advisor reduced its fees and absorbed Fund expenses in the amount of $89,025; no amounts were reimbursed to the Advisor.  Cumulative expenses subject to recapture pursuant to the aforementioned conditions expire as follows:

Year	Amount
2012	$118,212
2013	182,199
2014	89,025
$389,436

Davidson Multi-Cap Equity Fund
NOTES TO FINANCIAL STATEMENTS at December 31, 2010, continued

U.S. Bancorp Fund Services, LLC (“USBFS”) also serves as the fund accountant and transfer agent to the Fund.  For the six months ended December 31, 2010, the Fund incurred $19,217 in fund accounting fees and $22,979 in transfer agent fees (excluding out-of-pocket expenses).  U.S. Bank N.A., an affiliate of USBFS, serves as the Fund’s custodian.  For the six months ended December 31, 2010, the Fund incurred $11,875 in custody fees.

Quasar Distributors, LLC (the “Distributor”) acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares. The Distributor is an affiliate of the Administrator. The Distributor has advised the Fund that it has received $57,125 in front-end sales charges resulting from sales of the Class A shares.  For the six months ended December 31, 2010, the Distributor paid front-end sales charges of $57,125 to D.A. Davidson & Co. (“DAD”), the Advisor’s affiliated broker dealer. The Distributor pays a broker dealer a 1.00% up-front sales commission, which includes an advance of the first year's service and distribution fees on Class C shares. The Distributor retains the service and distribution fees in the first year to reimburse itself for paying your financial intermediary a 1.00% up-front sales commission and retains the service and distribution fees on accounts with no authorized dealer of record. For the six months ended December 31, 2010, the Distributor paid DAD $18,397 in up-front sales commissions on Class C shares.

Certain officers of the Fund are employees of the Administrator.

For the six months ended December 31, 2010, the Fund was allocated $4,538 of the Chief Compliance Officer fee.

NOTE 5 – DISTRIBUTION AGREEMENT AND PLAN

The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 (the “Plan”). The Plan permits the Fund to pay the Distributor for distribution and related expenses at an annual rate of up to 0.25% and 1.00%, respectively, of the Class A and Class C shares’ average daily net assets. The expenses covered by the Plan may include the cost of preparing and distributing prospectuses and other sales material, advertising and public relations expenses, payments to financial intermediaries and compensation of personnel involved in selling shares of the Fund. Payments made pursuant to the Plan will represent compensation for distribution and service activities, not reimbursements for specific expenses incurred.  For the six months ended December 31, 2010, the Class A and Class C paid the Distributor $26,271 and $34,494, respectively.

NOTE 6 – PURCHASES AND SALES OF SECURITIES

For the six months ended December 31, 2010, the cost of purchases and the proceeds from sales of securities, excluding short-term securities, were $5,408,369 and $2,488,339, respectively.

Davidson Multi-Cap Equity Fund
NOTES TO FINANCIAL STATEMENTS at December 31, 2010 (continued)

NOTE 7 – INCOME TAXES

The tax character of distributions paid during the six months ended December 31, 2010 and the fiscal year ended June 30, 2010 was as follows:

	December 31, 2010	June 30, 2010

Ordinary income	$27,691	$49,751
Long-term capital gains	$ 5,598	$ -

Ordinary income distributions may include dividends paid from short-term capital gains.

As of June 30, 2010, the Fund’s most recently completed fiscal year end, the components of accumulated earnings/(losses) on a tax basis were as follows:

Cost of investments (a)	$23,293,934

Gross tax unrealized appreciation	1,931,652
Gross tax unrealized depreciation	(2,226,458)
Net tax unrealized depreciation	(294,806)

Undistributed ordinary income	-
Undistributed long-term capital gain	5,590
Total distributable earnings	5,590

Other accumulated gains/(losses)	(48,512)
Total accumulated earnings/(losses)	$(337,728)

(a) The difference between book-basis and tax-basis unrealized depreciation is attributable primarily to the tax deferral of losses on wash sales.

At June 30, 2010, the Fund deferred, on a tax basis, post-October losses of $48,512.

At June 30, 2010, the Fund utilized tax capital losses $107,794.

Davidson Multi-Cap Equity Fund
NOTICE TO SHAREHOLDERS at December 31, 2010 (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge upon request by calling 1-877-332-0529 or on the U.S. Securities and Exchange Commission’s website at http://www.sec.gov.

How to Obtain a Copy of the Fund’s Proxy Voting Records for the 12-Month Period Ended June 30, 2010

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, 2010 is available without charge, upon request, by calling 1-877-332-0529.  Furthermore, you can obtain the Fund’s proxy voting records on the SEC’s website at http://www.sec.gov.

Quarterly Filings on Form N-Q

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov.  The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC and information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090.  Information included in the Fund’s Form N-Q is also available by calling 1-877-332-0529.

Davidson Multi-Cap Equity Fund
APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited)

At a meeting held on December 8 and 9, 2010, the Board, including the persons who are Independent Trustees as defined under the Investment Company Act, considered and approved the continuance of the Advisory Agreement for the Davidson Multi-Cap Equity Fund with the Advisor for an annual term.  At this meeting, and at a prior meeting held on October 27 and 28, 2010, the Board received and reviewed substantial information regarding the Fund, the Advisor and the services provided by the Advisor to the Fund under the Advisory Agreement.  This information, together with the information provided to the Board throughout the course of the year, formed the primary (but not exclusive) basis for the Board’s determinations.  Below is a summary of the factors considered by the Board and the conclusions that formed the basis for the Board’s continuance of the Advisory Agreement:

1.
THE NATURE, EXTENT AND QUALITY OF THE SERVICES PROVIDED AND TO BE PROVIDED BY THE ADVISOR UNDER THE ADVISORY AGREEMENT.  The Board considered the Advisor’s specific responsibilities in all aspects of day-to-day investment management of the Fund.  The Board considered the qualifications, experience and responsibilities of the portfolio managers, as well as the responsibilities of other key personnel of the Advisor involved in the day-to-day activities of the Fund.  The Board also considered the resources and compliance structure of the Advisor, including information regarding its compliance program, its chief compliance officer and the Advisor’s compliance record and the Advisor’s The Board also considered the prior relationship between the Advisor and the Trust, as well as the Board’s knowledge of the Advisor’s operations, and noted that during the course of the prior year they had met with the Advisor in person to discuss various marketing and compliance topics, including the Advisor’s diligence in risk oversight.  The Board concluded that the Advisor had the quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the Advisory Agreement and that the nature, overall quality, cost and extent of such management services are satisfactory.

2.
THE FUND’S HISTORICAL YEAR-TO-DATE PERFORMANCE AND THE OVERALL PERFORMANCE OF THE ADVISOR.  In assessing the quality of the portfolio management delivered by the Advisor, the Board reviewed the performance of the Fund as of August 31, 2010 on both an absolute basis, and in comparison to its peer funds as classified by Lipper and Morningstar.  In reviewing the performance of the Fund, the Board took into account that the Fund was newer, with just over two years of performance history.

The Board noted that the Fund’s performance, with regard to its Lipper comparative universe, was above its peer group median, but below its peer group average, for the three-month and year-to-date total returns, and below the median and average of its peer group for the one-year and since inception returns.

The Board noted that the Fund’s performance, with regard to its Morningstar comparative universe, was above its peer group median and average for the year-to-date and since inception returns, but below its peer group median and average for the three-month and one year total returns.

The Board also considered any differences of performance between similarly managed accounts and the performance of the Fund and found the differences to be reasonable.

Davidson Multi-Cap Equity Fund
APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited), continued

3.
THE COSTS OF THE SERVICES TO BE PROVIDED BY THE ADVISOR AND THE STRUCTURE OF THE ADVISOR’S FEE UNDER THE ADVISORY AGREEMENT.  In considering the advisory fee and total fees and expenses of the Fund, the Board reviewed comparisons to its Lipper peer funds and to separate accounts for other types of clients advised by the Advisor, all Fund expense waivers and reimbursements, as well as information regarding fee offsets for separate accounts invested in the Fund.

The Board noted that the Advisor had contractually agreed to maintain an annual expense ratio of 1.15% for Advisor Class A shares and 1.90% for Advisor Class C shares (respectively, the “Expense Cap”).  The Board noted that the Fund’s total expense ratio for Advisor Class A shares was below its peer group median and average, and the total expense ratio for Advisor Class C shares and the contractual advisory fee were above its peer group median and average.  The Board also considered that after advisory fee waivers and the payment of Fund expenses necessary to maintain the Expense Cap, the Advisor received no advisory fees from the Fund during the most recent fiscal period.  The Board also took into consideration the services the Advisor provided to its separately managed account clients, comparing the fees charged for those management services to the fees charged to the Fund.  The Board found that the management fees charged to the Fund were the same as the management fees charged to the Advisor’s separately managed account clients.  As a result, the Trustees noted that the Fund’s expenses and advisory fee were not outside the range of its peer group.

4.
ECONOMIES OF SCALE.  The Board also considered that economies of scale would be expected to be realized by the Advisor as the assets of the Fund grow.  The Board noted that the Advisor contractually agreed to reduce its advisory fee or reimburse Fund expenses so that the Fund does not exceed the Expense Cap.  The Board concluded that there were no effective economies of scale to be shared with the Fund at current asset levels, but considered revisiting this issue in the future as circumstances changed and asset levels increased.

5.
THE PROFITS TO BE REALIZED BY THE ADVISOR AND ITSAFFILIATES FROM ITS RELATIONSHIP WITH THE FUND.  The Board reviewed the Advisor’s financial information and took into account both the direct benefits and the indirect benefits to the Advisor from advising the Fund.  The Board considered the profitability to the Advisor from its relationship with the Fund and considered any additional benefits by the Advisor from its relationship with the Fund, including “soft dollar” benefits that may be received in exchange for Fund brokerage, Rule 12b-1 fees received from the Fund and the receipt of additional advisory fees from one separately managed account that was also invested in the Fund.  After such review, the Board determined that the profitability to the Advisor with respect to the Advisory Agreement was not excessive, and that the Advisor had sufficient resources to support the services it provides to the Fund.

No single factor was determinative of the Board’s decision to approve the continuance of the Advisory Agreement for the Davidson Multi-Cap Equity Fund, but rather the Board based its determination on the total mix of information available to them.  Based on a consideration of all the factors in their totality, the Board determined that the advisory arrangement with the Advisor, including advisory fee, was fair and reasonable.  The Board therefore determined that the continuance of the Advisory Agreement for the Davidson Multi-Cap Equity Fund would be in the best interest of the Fund and its shareholders.

THIS PAGE INTENTIONALLY LEFT BLANK.

PRIVACY NOTICE

The Fund collects non-public information about you from the following sources:

•	Information we receive about you on applications or other forms;
•	Information you give us orally; and/or
•	Information about your transactions with us or others.

We do not disclose any non-public personal information about our customers or former customers without the customer’s authorization, except as permitted by law or in response to inquiries from governmental authorities. We may share information with affiliated and unaffiliated third parties with whom we have contracts for servicing the Fund. We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibilities. We maintain physical, electronic and procedural safeguards to guard your non-public personal information and require third parties to treat your personal information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared by those entities with unaffiliated third parties.

Advisor
Davidson Investment Advisors, Inc.
Davidson Building
8 Third Street North
Great Falls, MT 59401
www.davidsonmutualfunds.com

Distributor
Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, WI 53202

Custodian
U.S. Bank, N.A.
1555 N. River Center Drive, Suite 302
Milwaukee, WI 53212

Transfer Agent
U.S. Bancorp Fund Services, LLC
615 East Michigan Street, 2nd Floor
Milwaukee, WI 53202
877-332-0529

Independent Registered Public Accounting Firm
Tait, Weller & Baker, LLP
1818 Market Street, Suite 2400
Philadelphia, PA 19103

Legal Counsel
Paul, Hastings, Janofsky & Walker, LLP
75 East 55th Street
New York, NY 10022-3205

This report is intended for the shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus. To obtain a free prospectus please call 877-332-0529.

DAVIDSON MULTI-CAP EQUITY FUND Semi-Annual Report For the period ended December 31, 2010

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

The Registrant has made the following material changes to its nominating committee charter concerning methods by which shareholders may recommend nominees to the Registrant’s Board of Trustees: (1) increased the advance notice requirement for a shareholder to nominate an Independent Trustee from at least 60 days prior to a shareholder meeting to between 120 and 150 days prior to a shareholder meeting; and 2) expanded the information that shareholders are required to provide when nominating a candidate for Independent Trustee.

Item 11. Controls and Procedures.

(a)
The Registrant’s President/Principal Executive Officer and Treasurer/Principal Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not Applicable.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)    Advisors Series Trust

By (Signature and Title)*    /s/ Douglas G. Hess
           Douglas G. Hess, President

Date    3/3/11

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*    /s/ Douglas G. Hess
Douglas G. Hess, President

Date    3/3/11

By (Signature and Title)*    /s/ Cheryl L. King
 Cheryl L. King, Treasurer

Date    3/3/11

* Print the name and title of each signing officer under his or her signature